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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2001

ASPEON, INC.
(Exact name of registrant as specified in charter)

Delaware	000-21477	52-1945748
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)
17891 Cartwright Avenue, Irvine, California (Address of principal executive offices)	92614 (Zip Code)

Registrant's telephone number, including area code: (949) 440-8000

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

    On November 7, 2001, the registrant issued the press release attached as Exhibit 99.1 reporting the registrant's financial results for the quarter ended September 30, 2001.

    On November 14, 2001, the registrant issued the press release attached as Exhibit 99.2 reporting the appointment of Robert D. Nichols as the registrant's President and Chief Executive Officer.

Item 7. Financial Statements And Exhibits.

(c)
Exhibits

    The following exhibit is filed as a part of this report.

  99.1
  Press Release dated November 7, 2001

  99.2
  Press Release dated November 14, 2001

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2001	ASPEON, INC.
	By:	/s/ DONALD RUTHERFORD Donald Rutherford Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated November 7, 2001
99.2	Press Release dated November 14, 2001

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SIGNATURES
INDEX TO EXHIBITS